Events after the reporting period	12 Months Ended
Dec. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting period

33	Events after the reporting period
(a)	Offtake agreement

On January 21, 2022, the Company signed an Offtake Agreement, in which it undertakes to sell 100% of the copper concentrate produced by Aripuanã for a 5-year period, at market price but subject to a price cap.

(b)	Cash distribution

On February 15, 2022, the Company’s Board of Directors approved, subject to ratification by the Company’s shareholders at the 2023 annual shareholders’ meeting in accordance with Luxembourg laws, a cash distribution to the Company’s shareholders of approximately USD 50,000 to be paid on March 25, 2022.